UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2024

Newbury Street II Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42391	98-1797287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 High Street, Floor 3

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 334-2805

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NTWOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NTWO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 4, 2024, Newbury Street II Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units upon the exercise in full by the underwriter of its over-allotment at the offering price. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-half of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-281456), originally filed with the Securities and Exchange Commission on August 9, 2024 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 31, 2024, by and between the Company and BTIG, LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 31, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 31, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 31, 2024, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated October 31, 2024 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and Newbury Street II Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated October 31, 2024 (the “BTIG Private Placement Units Purchase Agreement” and, together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 31, 2024, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated October 31, 2024, by and between the Company and Sunderland Capital Partners LP, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated October 31, 2024, by and between the Company and each of the directors and executive officers of the Company, a copy of form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private placement of an aggregate of 648,375 units (the “Private Placement Units”) to the Sponsor and BTIG, LLC, the representative of the underwriters, at $10.00 per Private Placement Unit, each Private Placement Unit consisting of one Class A Ordinary Share and one-half of one redeemable warrant, each whole warrant exercisable to purchase one Class A Ordinary Share of the Company. Of those 648,375 Private Placement Units, the Sponsor purchased 484,500 Private Placement Units and BTIG, LLC purchased 163,875 Private Placement Units. The warrants contained in the Private Placement Units are identical to the Warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2024, in connection with the IPO, Matthew Hong, Jennifer Vescio, Josh Gold and Ted Seides (the “New Directors” and, collectively with Thomas Bushey, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective October 31, 2024, Matthew Hong, Jennifer Vescio and Josh Gold were appointed to the Board’s Audit Committee with Matthew Hong serving as chair of the Audit Committee. Jennifer Vescio and Josh Gold were appointed to the Board’s Compensation Committee, with Jennifer Vescio serving as chair of the Compensation Committee.

On October 31, 2024, the Company entered into indemnity agreements with each of the Directors and Thomas Bushey, as chief executive officer, and Jake Gudoian, the Company’s chief financial officer, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibits 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2024, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which became effective on October 31, 2024. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $173,362,500, comprised of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes $6,037,500 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On October 31, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 4, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 31, 2024, by and between the Company and BTIG, LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated October 31, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated October 31, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated October 31, 2024, by and among the Company and certain security holders.

10.3	Private Placement Units Purchase Agreement, dated October 31, 2024, by and between the Company and the Sponsor.

10.4	Private Placement Units Purchase Agreement, dated October 31, 2024, by and between the Company and BTIG LLC.

10.5	Letter Agreement, dated October 31, 2024, by and among the Company, its officers, directors, and the Sponsor.

10.6	Administrative Support Agreement, dated October 31, 2024, by and between the Company and an affiliate of the Sponsor

10.7	Form of Indemnity Agreement

99.1	Press Release, dated October 31, 2024.

99.2	Press Release, dated November 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBURY STREET II ACQUISITION CORP

	By:	/s/ Thomas Bushey
		Name:	Thomas Bushey
		Title:	Chief Executive Officer
Dated: November 6, 2024

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